LIMITED CONSENT
AND
FOURTEENTH AMENDMENT
TO EIGHTH RESTATED CREDIT AGREEMENT
This Limited Consent and Fourteenth Amendment to Eighth Restated Credit Agreement (this “Fourteenth Amendment”) is effective as of May 19, 2014 (the “Fourteenth Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), Borrowers, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Parent, Borrowers, Administrative Agent, the other Agents party thereto and Lenders are parties to that certain Eighth Restated Credit Agreement dated as of April 12, 2010 (as amended prior to the date hereof, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended by this Fourteenth Amendment); and
WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and
WHEREAS, Parent and Borrowers have advised Administrative Agent and the Lenders that Chaparral Energy, L.L.C. (“Chaparral”), as seller, has entered into that certain Asset Purchase and Sale Agreement dated as of April 3, 2014 (such agreement, including all schedules and exhibits thereto, in the form previously delivered to the Administrative Agent and the Lenders prior to the date hereof, the “Scout Energy Sale Agreement” and, together with all bills of sale, assignments, instruments and documents executed in connection therewith, the “Scout Energy Sale Documents”) with Scout Energy Group I, LP, a Texas limited partnership (“Scout Energy”), as purchaser, pursuant to which Chaparral will sell to Scout Energy certain Property as more particularly described in the Scout Energy Sale Agreement including, without limitation, the Oil and Gas Properties listed on Exhibit A and Exhibit B to the Scout Energy Sale Agreement (such Oil and Gas Properties, the “Scout Energy Sale Properties”, and such sale, the “Scout Energy Sale”); and
WHEREAS, Parent and Borrowers have advised Administrative Agent and the Lenders that Chaparral, as seller, has entered into that certain Asset Purchase and Sale Agreement dated as of April 8, 2014 (such agreement, including all schedules and exhibits thereto, in the form previously delivered to the Administrative Agent and the Lenders prior to the date hereof, the “RKI Sale Agreement” and, together with all bills of sale, assignments, instruments and documents executed in connection therewith, the “RKI Sale Documents”) with RKI Exploration & Production, LLC, a Delaware limited liability company (“RKI”), as purchaser, pursuant to which Chaparral will sell to RKI certain Property as more particularly described in the RKI Sale Agreement including, without limitation, the Oil and Gas Properties listed on Exhibit A and Exhibit B to the RKI Sale Agreement (such Oil and Gas Properties, the “RKI Sale Properties”, and such sale, the “RKI Sale”); and

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WHEREAS, Parent and Borrowers have advised Administrative Agent and the Lenders that Chaparral, as seller, has entered into that certain Asset Purchase and Sale Agreement dated as of April 25, 2014 (such agreement, including all schedules and exhibits thereto, in the form previously delivered to the Administrative Agent and the Lenders prior to the date hereof, the “RAM Sale Agreement” and, together with all bills of sale, assignments, instruments and documents executed in connection therewith, the “RAM Sale Documents”) with RAM Energy LLC, an Oklahoma limited liability company (“RAM”), as purchaser, pursuant to which Chaparral will sell to RAM certain Property as more particularly described in the RAM Sale Agreement including, without limitation, the Oil and Gas Properties listed on Exhibit A and Exhibit B to the RAM Sale Agreement (such Oil and Gas Properties, the “RAM Sale Properties”, and such sale, the “RAM Sale”); and
WHEREAS, Parent and Borrowers have advised Administrative Agent and the Lenders that Borrowers intend to sell or otherwise transfer to a third party certain of their Oil and Gas Properties located in New Mexico and Texas and more particularly described on Schedule 1 attached hereto (such Oil and Gas Properties, the “Central Basin Sale Properties”, and such sale or other transfer, the “Central Basin Sale”); and
WHEREAS, Parent and Borrowers have advised Administrative Agent and the Lenders that Borrowers intend to sell or otherwise transfer to a third party certain of their Oil and Gas Properties located in Louisiana and Texas and more particularly described on Schedule 2 attached hereto (such Oil and Gas Properties, the “Gulf Coast Sale Properties”, and such sale or other transfer, the “Gulf Coast Sale”); and
WHEREAS, Parent and Borrowers have advised Administrative Agent and the Lenders that the Scout Energy Sale, the RKI Sale, the RAM Sale, the Central Basin Sale and the Gulf Coast Sale are not, or may not (at the time of the closing of such sales) be, permitted under Section 9.12 of the Credit Agreement; and
WHEREAS, Parent and Borrowers have advised Administrative Agent and the Lenders that the Scout Energy Sale, the RKI Sale, the RAM Sale, the Central Basin Sale and the Gulf Coast Sale may result in the Credit Parties hedging more than 100% of the Credit Parties’ reasonably anticipated projected production from Proved Reserves of Oil and Gas Properties of the Credit Parties (the “Temporary Hedging Noncompliance”) during the period commencing on the closing date of the first such sale to be completed and continuing through but not including the first to occur of (a) the first day following the date on which the financial statements required pursuant to Section 8.01(b) of the Credit Agreement for the fiscal quarter ending June 30, 2014 are delivered to the Administrative Agent and (b) August 15, 2014 (such period, the “Specified Period”), which Temporary Hedging Noncompliance is prohibited by Section 9.18 of the Credit Agreement; and
WHEREAS, Parent and Borrowers have advised Administrative Agent and the Lenders that in order to maintain compliance with the hedging maintenance covenant set forth in Section 9.18 of the Credit Agreement, the Credit Parties may need to terminate Swap Agreements in respect of (a) up to 100% of the Credit Parties’ reasonably anticipated projected production from Proved Reserves of the Scout Energy Sale Properties (the “Scout Energy Sale Terminations”), (b) up to 100% of the Credit Parties’ reasonably anticipated projected production from Proved Reserves of the RKI Sale Properties (the “RKI Sale Terminations”), (c) up to 100% of the Credit Parties’

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reasonably anticipated projected production from Proved Reserves of the RAM Sale Properties (the “RAM Sale Terminations”), (d) up to 100% of the Credit Parties’ reasonably anticipated projected production from Proved Reserves of the Central Basin Sale Properties (the “Central Basin Sale Terminations”), and (e) up to 100% of the Credit Parties’ reasonably anticipated projected production from Proved Reserves of the Gulf Coast Sale Properties (the “Gulf Coast Sale Terminations”), in each case as set forth in the most recent Reserve Report delivered to Administrative Agent hereunder, which Swap Agreement terminations are prohibited by Section 9.12 of the Credit Agreement and Section 9.18 of the Credit Agreement; and
WHEREAS, Parent and the Borrowers have requested that the Lenders, among other things, (a) amend certain terms of the Credit Agreement effective as of the Fourteenth Amendment Effective Date, (b) consent to the Scout Energy Sale, the RKI Sale, the RAM Sale, the Central Basin Sale and the Gulf Coast Sale, in each case on the terms and conditions set forth herein, (c) consent to the Temporary Hedging Noncompliance for the Specified Period and (d) consent to the Scout Energy Sale Terminations, the RKI Sale Terminations, the RAM Sale Terminations, the Central Basin Sale Terminations and the Gulf Coast Sale Terminations; and
WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders party hereto have agreed to enter into this Fourteenth Amendment.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrowers, Administrative Agent and Lenders party hereto hereby agree as follows:
Section 1.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourteenth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 13 hereof, the Credit Agreement is hereby amended effective as of the Fourteenth Amendment Effective Date in the manner provided in this Section 1.
1.1    Amended and Restated Definitions. The definitions of “Loan Documents” and “Approved Counterparty” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment, the Fourteenth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.
“Approved Counterparty” means (a) any Lender or any Affiliate of a Lender, or (b) any other Person if such Person has (or the credit support provider of such Person has) a long term senior unsecured debt rating at the time of entry into the

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applicable Swap Agreement of A-/A3 by S&P or Moody’s (or their equivalent) or higher.
1.2    Additional Definition. Section 1.02 of the Credit Agreement shall be amended to add the following definition to such Section in appropriate alphabetical order:
“Fourteenth Amendment” means that certain Limited Consent and Fourteenth Amendment to Eighth Restated Credit Agreement dated effective as of May 19, 2014, among Parent, Borrowers, Administrative Agent and the Lenders party thereto.
1.3    Amendment to Section 8.01(d) of the Credit Agreement. Section 8.01(d) of the Credit Agreement shall be amended and restated in its entirety to read as follows:
(d)    Certificate of Financial Officer — Swap Agreements. Concurrently with the delivery of each Reserve Report hereunder and the delivery of the financial statements under Section 8.01(b) for the fiscal quarter ending June 30, 2014, a certificate of a Financial Officer of Borrower Representative, in form and substance reasonably satisfactory to the Administrative Agent, setting forth as of a recent date, a true and complete list of all Swap Agreements of each Credit Party, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.20, any margin required or supplied under any credit support document, and the counterparty to each such agreement.
SECTION 2.    Borrowing Base Adjustment Upon Consummation of the Scout Energy Sale. Parent, Borrowers, Administrative Agent, and the Lenders party hereto hereby agree that, as a result of and after giving effect to the Scout Energy Sale, the Borrowing Base then in effect shall be automatically reduced by $21,000,000, which automatic reduction is to be effective contemporaneously with the consummation of the Scout Energy Sale on the Scout Energy Closing Date (as defined below). The Borrowing Base as automatically reduced pursuant to this Section 2 shall remain in effect until the next Scheduled Redetermination Date, Interim Redetermination Date or other redetermination or adjustment of the Borrowing Base thereafter (including any adjustment pursuant to Sections 3, 4, 5 or 6 hereof), whichever occurs first pursuant to the Credit Agreement or any other Loan Document. Parent, Borrowers, Administrative Agent and the Lenders party hereto agree that the redetermination of the Borrowing Base provided for in this Section 2 shall not be construed or deemed to be a Scheduled Redetermination nor an Interim Redetermination for purposes of Section 2.07 of the Credit Agreement and shall be in addition to any other Borrowing Base reductions contemplated by this Fourteenth Amendment.
SECTION 3.    Borrowing Base Adjustment Upon Consummation of the RKI Sale. Parent, Borrowers, Administrative Agent, and the Lenders party hereto hereby agree that, as a result of and after giving effect to the RKI Sale, the Borrowing Base then in effect shall be automatically reduced by $47,000,000, which automatic reduction is to be effective contemporaneously with the

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consummation of the RKI Sale on the RKI Closing Date (as defined below). The Borrowing Base as automatically reduced pursuant to this Section 3 shall remain in effect until the next Scheduled Redetermination Date, Interim Redetermination Date or other redetermination or adjustment of the Borrowing Base thereafter (including any adjustment pursuant to Sections 2, 4, 5 or 6 hereof), whichever occurs first pursuant to the Credit Agreement or any other Loan Document. Parent, Borrowers, Administrative Agent and the Lenders party hereto agree that the redetermination of the Borrowing Base provided for in this Section 3 shall not be construed or deemed to be a Scheduled Redetermination nor an Interim Redetermination for purposes of Section 2.07 of the Credit Agreement and shall be in addition to any other Borrowing Base reductions contemplated by this Fourteenth Amendment.
SECTION 4.    Borrowing Base Adjustment Upon Consummation of the RAM Sale. Parent, Borrowers, Administrative Agent, and the Lenders party hereto hereby agree that, as a result of and after giving effect to the RAM Sale, the Borrowing Base then in effect shall be automatically reduced by $27,000,000, which automatic reduction is to be effective contemporaneously with the consummation of the RAM Sale on the RAM Closing Date (as defined below). The Borrowing Base as automatically reduced pursuant to this Section 4 shall remain in effect until the next Scheduled Redetermination Date, Interim Redetermination Date or other redetermination or adjustment of the Borrowing Base thereafter (including any adjustment pursuant to Sections 2, 3, 5 or 6 hereof), whichever occurs first pursuant to the Credit Agreement or any other Loan Document. Parent, Borrowers, Administrative Agent and the Lenders party hereto agree that the redetermination of the Borrowing Base provided for in this Section 4 shall not be construed or deemed to be a Scheduled Redetermination nor an Interim Redetermination for purposes of Section 2.07 of the Credit Agreement and shall be in addition to any other Borrowing Base reductions contemplated by this Fourteenth Amendment.
SECTION 5.    Borrowing Base Adjustment Upon Consummation of the Central Basin Sale. Parent, Borrowers, Administrative Agent, and the Lenders party hereto hereby agree that, as a result of and after giving effect to the Central Basin Sale, the Borrowing Base then in effect shall be automatically reduced by $20,500,000, which automatic reduction is to be effective contemporaneously with the consummation of the Central Basin Sale on the Central Basin Closing Date (as defined below). The Borrowing Base as automatically reduced pursuant to this Section 5 shall remain in effect until the next Scheduled Redetermination Date, Interim Redetermination Date or other redetermination or adjustment of the Borrowing Base thereafter (including any adjustment pursuant to Sections 2, 3, 4 or 6 hereof), whichever occurs first pursuant to the Credit Agreement or any other Loan Document. Parent, Borrowers, Administrative Agent and the Lenders party hereto agree that the redetermination of the Borrowing Base provided for in this Section 5 shall not be construed or deemed to be a Scheduled Redetermination nor an Interim Redetermination for purposes of Section 2.07 of the Credit Agreement and shall be in addition to any other Borrowing Base reductions contemplated by this Fourteenth Amendment.
SECTION 6.    Borrowing Base Adjustment Upon Consummation of the Gulf Coast Sale. Parent, Borrowers, Administrative Agent, and the Lenders party hereto hereby agree that, as a result of and after giving effect to the Gulf Coast Sale, the Borrowing Base then in effect shall be automatically reduced by $6,500,000, which automatic reduction is to be effective

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contemporaneously with the consummation of the Gulf Coast Sale on the Gulf Coast Closing Date (as defined below). The Borrowing Base as automatically reduced pursuant to this Section 6 shall remain in effect until the next Scheduled Redetermination Date, Interim Redetermination Date or other redetermination or adjustment of the Borrowing Base thereafter (including any adjustment pursuant to Sections 2, 3, 4 or 5 hereof), whichever occurs first pursuant to the Credit Agreement or any other Loan Document. Parent, Borrowers, Administrative Agent and the Lenders party hereto agree that the redetermination of the Borrowing Base provided for in this Section 6 shall not be construed or deemed to be a Scheduled Redetermination nor an Interim Redetermination for purposes of Section 2.07 of the Credit Agreement and shall be in addition to any other Borrowing Base reductions contemplated by this Fourteenth Amendment.
SECTION 7.    Limited Consent to Scout Energy Sale. In reliance on the representations, warranties, covenants and agreements contained in this Fourteenth Amendment, and subject to the terms and conditions set forth below in this Section 7 and the satisfaction of the conditions precedent set forth in Section 13 hereof, the Lenders party hereto hereby (a) consent to the Scout Energy Sale and the Scout Energy Sale Terminations and (b) agree that Section 9.12(h)(ii) of the Credit Agreement shall not be applicable to any of the Scout Energy Sale Terminations; provided that:
7.1    the closing date of the Scout Energy Sale (the “Scout Energy Closing Date”) and any Scout Energy Sale Terminations occur prior to the date on which a New Borrowing Base Notice is delivered by the Administrative Agent to the Borrowers in connection with the November 1, 2014 Scheduled Redetermination;
7.2    after giving effect to the limited consent contained in this Section 7 and the reduction of the Borrowing Base provided for in Section 2 hereof, no Default or Event of Default exists and the total Credit Exposures of all of the Lenders does not exceed the Borrowing Base, in each case immediately prior to and after giving effect to the Scout Energy Sale;
7.3    100% of the consideration received in respect of the Scout Energy Sale shall be cash;
7.4    the consideration received with respect of the Scout Energy Sale shall be equal to or greater than the fair market value of the Scout Energy Sale Properties so sold (in each case as determined by the Parent and the Borrowers in good faith); and
7.5    Administrative Agent receives true and complete copies of any amendments or other modifications to the Scout Energy Sale Agreement, and the Scout Energy Sale is consummated in accordance with the Scout Energy Sale Agreement and the other Scout Energy Sale Documents, in each case with such amendments or modifications thereto as are not adverse to the Lenders in any material respect; provided that for the avoidance of doubt any amendment to the Scout Energy Sale Documents to provide for the sale or transfer of any Oil and Gas Properties other than the Scout Energy Sale Properties shall be deemed to be adverse to the Lenders in a material respect.
SECTION 8.    Limited Consent to RKI Sale. In reliance on the representations, warranties, covenants and agreements contained in this Fourteenth Amendment, and subject to the terms and conditions set forth below in this Section 8 and the satisfaction of the conditions precedent set forth in Section 13 hereof, the Lenders party hereto hereby (a) consent to the RKI Sale and the RKI Sale

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Terminations and (b) agree that Section 9.12(h)(ii) of the Credit Agreement shall not be applicable to any of the RKI Sale Terminations; provided that:
8.1    the closing date of the RKI Sale (the “RKI Closing Date”) and any RKI Sale Terminations occur prior to the date on which a New Borrowing Base Notice is delivered by the Administrative Agent to the Borrowers in connection with the November 1, 2014 Scheduled Redetermination;
8.2    after giving effect to the limited consent contained in this Section 8 and the reduction of the Borrowing Base provided for in Section 3 hereof, no Default or Event of Default exists and the total Credit Exposures of all of the Lenders does not exceed the Borrowing Base, in each case immediately prior to and after giving effect to the RKI Sale;
8.3    100% of the consideration received in respect of the RKI Sale shall be cash;
8.4    the consideration received with respect of the RKI Sale shall be equal to or greater than the fair market value of the RKI Sale Properties so sold (in each case as determined by the Parent and the Borrowers in good faith); and
8.5    Administrative Agent receives true and complete copies of any amendments or other modifications to the RKI Sale Agreement, and the RKI Sale is consummated in accordance with the RKI Sale Agreement and the other RKI Sale Documents, in each case with such amendments or modifications thereto as are not adverse to the Lenders in any material respect; provided that for the avoidance of doubt any amendment to the RKI Sale Documents to provide for the sale or transfer of any Oil and Gas Properties other than the RKI Sale Properties shall be deemed to be adverse to the Lenders in a material respect.
SECTION 9.    Limited Consent to RAM Sale. In reliance on the representations, warranties, covenants and agreements contained in this Fourteenth Amendment, and subject to the terms and conditions set forth below in this Section 9 and the satisfaction of the conditions precedent set forth in Section 13 hereof, the Lenders party hereto hereby (a) consent to the RAM Sale and the RAM Sale Terminations and (b) agree that Section 9.12(h)(ii) of the Credit Agreement shall not be applicable to any of the RAM Energy Sale Terminations; provided that:
9.1    the closing date of the RAM Sale (the “RAM Closing Date”) and any RAM Sale Terminations occur prior to the date on which a New Borrowing Base Notice is delivered by the Administrative Agent to the Borrowers in connection with the November 1, 2014 Scheduled Redetermination;
9.2    after giving effect to the limited consent contained in this Section 9 and the reduction of the Borrowing Base provided for in Section 4 hereof, no Default or Event of Default exists and the total Credit Exposures of all of the Lenders does not exceed the Borrowing Base, in each case immediately prior to and after giving effect to the RAM Sale;
9.3    100% of the consideration received in respect of the RAM Sale shall be cash;

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9.4    the consideration received with respect of the RAM Sale shall be equal to or greater than the fair market value of the RAM Sale Properties so sold (in each case as determined by the Parent and the Borrowers in good faith); and
9.5    Administrative Agent receives true and complete copies of any amendments or other modifications to the RAM Sale Agreement, and the RAM Sale is consummated in accordance with the RAM Sale Agreement and the other RAM Sale Documents, in each case with such amendments or modifications thereto as are not adverse to the Lenders in any material respect; provided that for the avoidance of doubt any amendment to the RAM Sale Documents to provide for the sale or transfer of any Oil and Gas Properties other than the RAM Sale Properties shall be deemed to be adverse to the Lenders in a material respect.
SECTION 10.    Limited Consent to Central Basin Sale. In reliance on the representations, warranties, covenants and agreements contained in this Fourteenth Amendment, and subject to the terms and conditions set forth below in this Section 10 and the satisfaction of the conditions precedent set forth in Section 13 hereof, the Lenders party hereto hereby (a) consent to the Central Basin Sale and the Central Basin Sale Terminations and (b) agree that Section 9.12(h)(ii) of the Credit Agreement shall not be applicable to any of the Central Basin Sale Terminations; provided that:
10.1    the closing date of the Central Basin Sale (the “Central Basin Closing Date”) and any Central Basin Sale Terminations occur prior to the date on which a New Borrowing Base Notice is delivered by the Administrative Agent to the Borrowers in connection with the November 1, 2014 Scheduled Redetermination;
10.2    after giving effect to the limited consent contained in this Section 10 and the reduction of the Borrowing Base provided for in Section 5 hereof, no Default or Event of Default exists and the total Credit Exposures of all of the Lenders does not exceed the Borrowing Base, in each case immediately prior to and after giving effect to the Central Basin Sale;
10.3    100% of the consideration received in respect of the Central Basin Sale shall be cash;
10.4    the consideration received with respect of the Central Basin Sale shall be equal to or greater than the fair market value of the Central Basin Sale Properties so sold (in each case as determined by the Parent and the Borrowers in good faith); and
10.5    the Administrative Agent receives, on or prior to the Central Basin Closing Date, a final, full-executed copy of the sale agreement (including all schedules and exhibits thereto) with respect to the Central Basin Sale Properties (the version so delivered, the “Central Basin Sale Agreement”), along with a certificate of a Responsible Officer of Borrower Representative attesting that such copy is true and complete.
SECTION 11.    Limited Consent to Gulf Coast Sale. In reliance on the representations, warranties, covenants and agreements contained in this Fourteenth Amendment, and subject to the terms and conditions set forth below in this Section 11 and the satisfaction of the conditions precedent set forth in Section 13 hereof, the Lenders party hereto hereby (a) consent to the Gulf Coast Sale

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and the Gulf Coast Sale Terminations and (b) agree that Section 9.12(h)(ii) of the Credit Agreement shall not be applicable to any of the Gulf Coast Sale Terminations; provided that:
11.1    the closing date of the Gulf Coast Sale (the “Gulf Coast Closing Date”) and any Gulf Coast Sale Terminations occur prior to the date on which a New Borrowing Base Notice is delivered by the Administrative Agent to the Borrowers in connection with the November 1, 2014 Scheduled Redetermination;
11.2    after giving effect to the limited consent contained in this Section 11 and the reduction of the Borrowing Base provided for in Section 6 hereof, no Default or Event of Default exists and the total Credit Exposures of all of the Lenders does not exceed the Borrowing Base, in each case immediately prior to and after giving effect to the Gulf Coast Sale;
11.3    100% of the consideration received in respect of the Gulf Coast Sale shall be cash;
11.4    the consideration received with respect of the Gulf Coast Sale shall be equal to or greater than the fair market value of the Gulf Coast Sale Properties so sold (in each case as determined by the Parent and the Borrowers in good faith); and
11.5    the Administrative Agent receives, on or prior to the Gulf Coast Closing Date, a final, full-executed copy of the sale agreement (including all schedules and exhibits thereto) with respect to the Gulf Coast Sale Properties (the version so delivered, the “Gulf Coast Sale Agreement”), along with a certificate of a Responsible Officer of Borrower Representative attesting that such copy is true and complete.
SECTION 12.    Limited Consent and Waiver of Temporary Hedging Noncompliance. In reliance on the representations, warranties, covenants and agreements contained in this Fourteenth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 13, the Lenders party hereto hereby consent to the Temporary Hedging Noncompliance for the Specified Period; provided, that (a) no Credit Party will enter into any Swap Agreement during the Specified Period unless there is both (i) no Temporary Hedging Noncompliance at such time and (ii) such Swap Agreement, together with any other existing Swap Agreements for the applicable category of Hydrocarbons, will not cause a violation of Section 9.18 of the Credit Agreement, (b) at any and all times during which there is a Temporary Hedging Noncompliance, the aggregate amount of Commitments under the Credit Agreement shall exceed the Credit Exposure by at least ten percent (10%) of the aggregate amount of Commitments, (c) the aggregated notional volumes of all of the Credit Parties’ commodity Swap Agreements then in effect (other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) does not exceed 125% of the reasonably anticipated projected production from (i) Proved Reserves of oil and gas (but not natural gas liquids) of the Credit Parties and (ii) Proved Developed Producing Reserves of natural gas liquids of the Credit Parties, in each case for Oil and Gas Properties of the Credit Parties for any period as set forth in the most recent Reserve Report delivered to Administrative Agent under the Credit Agreement (as such report may be supplemented from time to time by the Credit Parties delivering to Administrative Agent updated well projections and other information reflecting the drilling activity, acquisitions, dispositions and other results of operations completed since the effective date of such Reserve Report) for each of oil, gas and natural gas liquids, calculated

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separately. Administrative Agent and the Lenders shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document.
SECTION 13.    Conditions Precedent. The effectiveness of (a) the amendments to the Credit Agreement contained in Section 1 hereof and (b) the limited consents set forth in Sections 7, 8, 9, 10, and 11 hereof, are subject to the satisfaction of each of the following conditions precedent:
13.1    Counterparts. Administrative Agent shall have received counterparts hereof duly executed by each Borrower and the Required Lenders.
13.2    Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrowers shall have taken such actions, as Administrative Agent or counsel to Administrative Agent may reasonably require in connection with this Fourteenth Amendment and the transactions contemplated hereby.
SECTION 14.    Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this Fourteenth Amendment, Parent and Borrowers hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:
14.1    Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof, except to the extent such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date.
14.2    Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrowers of this Fourteenth Amendment are within Parent’s and Borrowers’ corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens.
14.3    Validity and Enforceability. This Fourteenth Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as (%3) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (%3) the availability of equitable remedies may be limited by equitable principles of general application.
14.4    No Default, Event of Default or Borrowing Base Deficiency. No Default or Event of Default has occurred which is continuing and the total Credit Exposures of all Lenders do not exceed the Borrowing Base.

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SECTION 15.    Miscellaneous.
15.1    Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Fourteenth Amendment.
15.2    Parties in Interest. All of the terms and provisions of this Fourteenth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
15.3    Legal Expenses. Parent and Borrowers hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fourteenth Amendment and all related documents.
15.4    Counterparts. This Fourteenth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fourteenth Amendment until Parent, Borrowers and the Required Lenders have executed a counterpart. Facsimiles or other electronic transmission (e.g. .pdf) shall be effective as originals.
15.5    Complete Agreement. THIS FOURTEENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
15.6    Headings. The headings, captions and arrangements used in this Fourteenth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourteenth Amendment, nor affect the meaning thereof.
15.7    Effectiveness. This Fourteenth Amendment shall be effective automatically and without necessity of any further action by Parent, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrowers, Administrative Agent and the Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.
15.8    Governing Law. This Fourteenth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Fourteenth Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.
[Signature pages to follow]

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PARENT:	CHAPARRAL ENERGY, INC., a Delaware corporation

By:	/s/ Mark A. Fischer Mark A. Fischer, Chief Executive Officer and President

BORROWERS:
CHAPARRAL ENERGY, L.L.C.
CHAPARRAL RESOURCES, L.L.C.
CHAPARRAL CO2, L.L.C.
CEI ACQUISITION, L.L.C.
CEI PIPELINE, L.L.C.
CHAPARRAL REAL ESTATE, L.L.C.
CHAPARRAL EXPLORATION, L.L.C.
ROADRUNNER DRILLING, L.L.C.

By:	/s/ Mark A. Fischer Mark A. Fischer, Manager

GREEN COUNTRY SUPPLY, INC.

By:	/s/ Mark A. Fischer Mark A. Fischer, Chief Executive Officer and President

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Ryan Aman Ryan Aman, Authorized Officer

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:     /s/ Michael Higgins
Name:     Michael Higgins
Title:     Vice President

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	ROYAL BANK OF CANADA, as a Lender

By:      /s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	[UBS LOAN FINANCE LLC,] as a Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:     /s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:     /s/ Dennis Petito
Name: Dennis Petito
Title: Managing Director

By:     /s/ Ting Lee
Name: Ting Lee
Title: Director

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	SOCIÉTÉ GÉNÉRALE, as a Lender

By:     /s/ David Bornstein
Name: David Bornstein___________
Title: Director_________________

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	WELLS FARGO BANK, N.A., as a Lender

By:     /s/ Catherine Cook
Name:     Catherine Cook
Title:     Vice President

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	THE BANK OF NOVA SCOTIA, as a Lender

By:     /s/ Alan Dawson
Name:     Alan Dawson
Title:     Director

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	COMERICA BANK, as a Lender

By:     /s/ Ekaterina Evseev
Name:     Ekaterina Evseev
Title:     Vice President

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	NATIXIS, NEW YORK BRANCH, as a Lender

By:     /s/ Stuart Murray
Name:     Stuart Murray
Title:     Managing Director

By:     /s/ Mary Lou Allen
Name:     Mary Lou Allen
Title:     Director

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:     /s/ Larry L. Sears
Name: Larry L. Sears
Title: Senior Vice President

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	COMPASS BANK, as a Lender

By:     /s/ Ian Payne
Name: Ian Payne
Title: Vice President

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

By:     /s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signatory

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender

By:     /s/ John Dravenstott
Name: John Dravenstott
Title: Vice President

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	UNION BANK, N.A., as a Lender

By:     /s/ Rachel Bowman
Name: Rachel Bowman
Title: Vice President

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:     /s/ Heather A. Han
Name:     Heather A. Han
Title:     Senior Vice President

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	GOLDMAN SACHS BANK USA, as a Lender

By:     /s/ Michelle Latzoni
Name:     Michelle Latzoni
Title:     Authorized Signatory

SIGNATURE PAGE
LIMITED CONSENT AND FOURTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.